UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 30, 2026

Fuse Group Holding Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	333-202948	47-1017473
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

805 W. Duarte Rd., Suite 102
Arcadia, CA 91007

(Address of principal executive offices)

(626) 977-0000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Item 1.01 Entry into a Definitive Material Agreement.

On January 30, 2026, Fuse Group Holding Inc. (the “Company”), entered into three Convertible Promissory Note Purchase Agreements (the “Agreements”) with three investors identified on the signature pages thereto, all of whom are Chinese citizens (the “Purchasers”). Pursuant to the Agreements, the Company sold three Convertible Promissory Notes to the Purchasers with a total principal amount of $275,000 (the “Notes”). Each of the Notes bears interest at the rate of 5% per annum, which are payable on the Maturity Date. Each of the Notes will mature on the date that is twenty-four months from the date that the purchase price of such Note is paid to the Company (the “Maturity Date”). Any outstanding principal and interest on any of the Notes may be converted to the shares of common stock of the Company at its holder’s option at a conversion price of $0.07 per share at any time until the total outstanding balance of such Note is paid. The Notes were sold to the Purchasers pursuant to an exemption from registration under Regulation S, promulgated under the Securities Act of 1933, as amended.

The foregoing description of the Agreements and Notes does not purport to be complete and is qualified in its entirety by reference to the complete text of each such document, copies of which are filed as exhibits hereto and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01 above, which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Exhibit Title or Description
10.1	Convertible Promissory Note Purchase Agreement by and between Fuse Group Holding, Inc. and Jianhua Wang, dated January 30, 2026.
10.2	Convertible Promissory Note, issued by Fuse Group Holding, Inc. to Jianhua Wang, dated January 30, 2026.
10.3	Convertible Promissory Note Purchase Agreement by and between Fuse Group Holding, Inc. and Guangcai Wang, dated January 30, 2026.
10.4	Convertible Promissory Note, issued by Fuse Group Holding, Inc. to Guangcai Wang, dated January 30, 2026.
10.5	Convertible Promissory Note Purchase Agreement by and between Fuse Group Holding, Inc. and Yuhao Lu, dated January 30, 2026.
10.6	Convertible Promissory Note, issued by Fuse Group Holding, Inc. to Yuhao Lu, dated January 30, 2026.
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fuse Group Holding Inc.

Date: January 30, 2026	By:	/s/ Umesh Patel
Umesh Patel
Chief Executive Officer

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